Stock Transactions	9 Months Ended
Sep. 30, 2021
Stock Transactions
Note 8. Stock Transactions

Note 8. Stock Transactions

During the nine months ended September 30, 2021, the Company issued 200,000 shares at a price of $0.2325 per share to a consultant for services to be rendered from March 1, 2021 to February 28, 2023, as well as issued 50,000 shares at a price of $0.2325 per share to another consultant for services from April 1, 2021 to September 30, 2021. The aggregate expenses associated with the issuances of $58,125 was recorded as prepaid expenses and will be recognized over the term of the respective agreements. The Company expensed approximately $11,600 and $25,200 during the three and nine months ended September 30, 2021, respectively. This is a non-cash financing activity. See Note 10 regarding issuances pursuant to exercises of options.